EXHIBIT 99.1

Lear, Marcato and Oskie Announce Agreement; Company Commits to Accelerate Existing $1 Billion Share Repurchase Program and Announces New $750 Million Share Repurchase Authorization, Bringing Total Share Repurchase Authorization to $2.25 Billion

Company Appreciates Thoughtful Input from Marcato, Oskie and Other Shareholders on Capital Allocation Strategy

Marcato and Oskie Withdraw Director Nominees for 2013 Annual Meeting

Company Agrees to Appoint Additional Mutually Acceptable Board Member

 Following 2013 Annual Meeting

SOUTHFIELD, MI, SAN FRANCISCO, CA, and NEW YORK, NY, April 1, 2013 -- Lear Corporation (NYSE: LEA) (“Lear”, “the Company”), a leading global supplier of automotive seating and electrical distribution systems, Marcato Capital Management LLC (“Marcato”) and Oskie Capital Management LLC (“Oskie”) today announced an agreement aimed at further enhancing shareholder value.

Under the terms of the agreement, the Company’s Board of Directors has authorized management to further accelerate repurchases under the Company’s existing $1 billion share repurchase program.  Lear repurchased $200 million of its outstanding common stock during the first quarter of 2013 and now expects to complete the remaining $800 million of its existing $1 billion share repurchase authorization under an Accelerated Share Repurchase Program within approximately the next 12 months.

Lear also today announced that its Board of Directors has approved a new two-year share repurchase authorization of $750 million to commence immediately following the completion of the existing

$1 billion share repurchase program.  Including $500 million of share repurchases through the end of 2012, the existing $1 billion authorization and the additional $750 million announced today, the Board has authorized total share repurchases of $2.25 billion since the first quarter of 2011.

Lear may implement share repurchases under the new $750 million share repurchase program utilizing a variety of methods including open market purchases, accelerated share repurchase programs and structured repurchase transactions.  Share repurchases are subject to prevailing financial, market and industry conditions.

Lear also announced today that under the terms of the agreement, Marcato and Oskie have withdrawn their slate of nominees for election to Lear’s Board of Directors at the 2013 Annual Meeting and agreed to vote their shares in support of all of Lear’s director nominees.  Further, the Company has agreed to expand the Board of Directors from eight to nine members as soon as practicable following the 2013 Annual Meeting and add a new Board member mutually acceptable to the Company, Marcato and Oskie.

“Over the last several months, we have had productive discussions with Marcato and Oskie, as well as a number of our other shareholders, and we greatly appreciate the input we have received,” said Henry D. G. Wallace, Lear's Non-Executive Chairman.  “Lear’s Board is committed to delivering value to our shareholders by using a balanced approach of investing in our business, maintaining a strong and flexible financial position, and returning capital to our shareholders.  Over the past two years, Lear has returned more cash to shareholders through dividends and share repurchases as a percentage of our market capitalization than any of our automotive supplier peers.  The Board is aligned with shareholders and will continue working to return additional capital to shareholders through share repurchases and dividends, while maintaining a strong balance sheet that will allow Lear to profitably grow and further strengthen our competitive position.”

"Our conversations with Marcato and Oskie were constructive and mutually respectful, and we are pleased to have reached this agreement. We are confident that our revised capital allocation strategy, combined with our ongoing operational improvements and the positive longer-term outlook for our business, will create an even more valuable enterprise for our shareholders," said Matt Simoncini, Lear President and Chief Executive Officer.

Mick McGuire, Founder of Marcato Capital Management, said, “We are very pleased to have worked constructively with Lear’s management and Board to reach this favorable outcome for all of Lear’s shareholders. We believe the meaningful acceleration and increase in share repurchase activity will help ensure close alignment between Lear’s market valuation and the improved operating performance and business prospects that are the laudable results of the hard work of Lear’s Board, management and employees. We are excited about the prospects for Lear, and we believe the Company is now poised to realize even greater value for its shareholders in the future.”

The 2013 Annual Meeting will be held on May 16, 2013, at the Company’s corporate headquarters, 21557 Telegraph Road, Southfield, Michigan 48033. The record date for determining eligibility to vote at the 2013 Annual Meeting is March 21, 2013.

About Lear Corporation

Lear Corporation is one of the world's leading suppliers of automotive seating and electrical power management systems. The Company's world-class products are designed, engineered and manufactured by a diverse team of approximately 113,000 employees located in 36 countries. Lear's headquarters are in Southfield, Michigan, and Lear is traded on the New York Stock Exchange under the symbol [LEA]. Further information about Lear is available at www.lear.com.

Important Additional Information

Lear, its directors and certain of its executive officers may be deemed to be participants in the solicitation of proxies from Lear stockholders in connection with the matters to be considered at Lear's 2013 Annual Meeting of Stockholders. Lear has filed a preliminary proxy statement with the U.S. Securities and Exchange Commission (the "SEC") in connection with such solicitation of proxies from Lear stockholders. When completed, a definitive proxy statement and a form of proxy will be mailed to Lear stockholders. INVESTORS AND STOCKHOLDERS ARE STRONGLY ENCOURAGED TO READ THE PRELIMINARY PROXY STATEMENT, THE DEFINITIVE PROXY STATEMENT AND ACCOMPANYING BLUE PROXY CARD AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE AS THEY WILL CONTAIN IMPORTANT INFORMATION. Information regarding the identity of potential participants, and their direct or indirect interests, by security holdings or otherwise, is set forth in the proxy statement and other materials to be filed with the SEC in connection with Lear's 2013 Annual Meeting of Stockholders.  Stockholders will be able to obtain any proxy statement, any amendments or supplements to the proxy statement and other documents filed by Lear with the SEC for no charge at the SEC's website at www.sec.gov. Copies will also be available at no charge at the Investor Relations section of our corporate website at www.lear.com.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding anticipated financial results and liquidity.  The words “will,” “may,” “designed to,” “outlook,” “believes,” “should,” “anticipates,” “plans,”

“expects,” “intends,” “estimates,” “forecasts” and similar expressions identify certain of these forward-looking statements.  The Company also may provide forward-looking statements in oral statements or other written materials released to the public.  All such forward-looking statements contained or incorporated in this press release or in any other public statements which address operating performance, events or developments that the Company expects or anticipates may occur in the future, including, without limitation, statements related to business opportunities, awarded sales contracts, sales backlog and ongoing commercial arrangements, or statements expressing views about future operating results, are forward-looking statements.  Actual results may differ materially from any or all forward-looking statements made by the Company.  Important factors, risks and uncertainties that may cause actual results to differ materially from anticipated results include, but are not limited to: general economic conditions in the markets in which the Company operates, including changes in interest rates or currency exchange rates; the financial condition and restructuring actions of the Company’s customers and suppliers; changes in actual industry vehicle production levels from the Company’s current estimates; fluctuations in the production of vehicles or the loss of business with respect to, or the lack of commercial success of, a vehicle model for which the Company is a significant supplier; disruptions in the relationships with the Company’s suppliers; the outcome of customer negotiations and the impact of customer-imposed price reductions; the impact and timing of program launch costs and the Company’s management of new program launches; risks associated with conducting business in foreign countries; and risks and other factors described in the Company’s Annual Report on Form 10-K and its other filings with the SEC.

The forward-looking statements in this press release are made as of the date hereof, and the Company does not assume any obligation to update, amend or clarify them to reflect events, new information or circumstances occurring after the date hereof.

Contacts

For Lear Corporation:

Mel Stephens / Ed Lowenfeld

Lear Corporation
248-447-1624 / 248-447-4380

Matt Sherman / Andrew Siegel / Scott Bisang

Joele Frank, Wilkinson Brimmer Katcher

212-355-4449

For Marcato and Oskie:

Jeremy Fielding or Thomas Davies

Kekst and Company

212-521-4800